EXHIBIT 24.2
		Consent of Independent Auditors






































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			  EXHIBIT 24.2
	Consent of Ernst & Young LLP, Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1990 Stock Option Plan of Apple Computer, Inc. of our report dated October 16, 1995, with respect to the consolidated financial statements and schedules of Apple Computer, Inc. included and/or incorporated by reference in its Annual Report (Form 10-K) for the year ended September 29, 1995.

							/s/ Ernst & Young LLP
							ERNST & YOUNG LLP



San Jose, California
June 28, 1996






















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